DTE ENERGY BUSINESS UPDATE MAY 12-14, 2021 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DT Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DT Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Focusing on our employees, customers and communities while delivering for investors 3 Employees • Recognized as a Gallup Great Workplace for the ninth consecutive year • Demonstrating a safe start to 2021 with industry-leading low OSHA rate • Building on our diversity, equity and inclusion focus with acceleration of commitment to build a better workplace Customers • Received MPSC order approving strategy which will further postpone the filing of an electric rate case until October, maintaining steady base rates through 2021 • Ranked in top quartile at both utilities for residential satisfaction by J.D. Power Community • Contributed to Habitat for Humanity effort to weather-proof low-income homes • Supported Detroit small businesses with grant to help navigate beyond the pandemic Investors • Strong 1Q results; on track to deliver 7% operating EPS1 growth from 2020 original guidance midpoint • Midstream spin on track for mid-year completion; Form 10 public filing complete − Positions DTE as a predominantly pure-play, best-in-class utility with 5% - 7% long-term operating EPS growth from 2020 original guidance base − Establishes DTM as an independent, natural gas midstream company with assets in premium basins connected to major demand markets and accretive organic growth opportunities on existing platforms 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Positioned to deliver significant shareholder value 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Definition of adjusted EBITDA (non-GAAP) included in the appendix 4 Continuing long track record of delivering value for shareholders with strong performance in 2020; well-positioned for 2021 ✓ Targeting 5% - 7% long-term operating EPS1 growth from 2020 original guidance midpoint ✓ 2021 operating EPS guidance provides growth of 7% from 2020 original guidance midpoint ✓ Raising 2021 dividend by 7% while maintaining strong balance sheet and credit profile ✓ Focusing on environmental, social and governance priorities Strategic separation of DTE and DTM • Positions DTE as a predominantly pure-play utility ✓ ~90% of operating earnings and investments in utility operations ✓ Delivering clean, safe, reliable and affordable energy in top-tier regulatory environment • Establishes DTM as an independent, natural gas midstream company ✓ Consistent with historical performance, on track to achieve 2021 adjusted EBITDA2 of $710 - $750 million and operating earnings guidance of $296 - $312 million ✓ Building on history of success with experienced management team ✓ Providing increased flexibility and opportunity for growth

Advancing on environmental initiatives across our businesses 5 ✓ Began operations on three new wind parks with a total capacity of 455 MW ✓ Filed settlement agreement for incremental voluntary renewable energy sources of 420 MW in 2022 and 380 MW from 2023 - 2025 ✓ Reached 900 MW of voluntary renewable commitments with large business customers and 30,000 residential customers ✓ Received approval for phase two of Charging Forward to strengthen the electrical vehicle infrastructure in Michigan ✓ Completed offering of $1 billion of green bonds at DTE Electric to fund renewable investments and energy efficiency programs ✓ Announced CleanVision Natural Gas Balance, the nation’s first program to include both carbon offsets and renewable natural gas; executed agreement to secure forestry carbon offsets ✓ Committed to net zero emissions goal at the midstream business

Maintaining long-term operating EPS[1] growth of 5% - 7% while becoming a predominantly pure-play utility

- 7.4% proforma (excluding Midstream) operating EPS growth from 2020 original guidance midpoint to 2021 guidance midpoint
- Continuing 5% - 7% long-term operating EPS growth through significant milestones
  - Generating 90% of future operating earnings from regulated utilities
  - Delivering higher than targeted 5-year average utility operating earnings growth in early years of plan
  - Converting $1.3 billion of mandatory equity in 2022
  - Sunsetting REF business after 2021



DTE annualized proforma[2] operating EPS excluding Midstream
5% - 7% CAGR
$5.13
$5.51
7.4%
2020 original guidance midpoint
2021 guidance midpoint
2022E
2023E
2024E
2025E
Total DTE operating EPS midpoint
$6.61
$7.07[3]

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Reasonable proxy for DTE operating EPS excluding Midstream; additional disclosures are expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process
3. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process

DTE

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1. Annualized dividend is the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Subject to Board approval 3. Reasonable proxy for DTE combined annualized dividend - calculated using current disclosures; additional disclosures are expected to occur mid-year 2021 and any post-spin dividend guidance will be provided later in the process 7 Spin generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend Annualized dividend $2.12 $4.34 • Increased annualized dividend per share every year since 2010 • 7% dividend increase in 2021 • Spin generates a combined dividend that is expected to be higher than DTE’s forecasted, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − DTM plans to establish a growing dividend with an initial level competitive with midstream peers More than 100 consecutive years of dividend payments 2009 2021 2022E ($ per share) 1 ~$4.70 - $4.803

Maintaining strong cash flow, balance sheet and credit profile

(billions)

Planned equity issuances 2021 - 2023


$0.0 - $0.2
$1.3
Convertible equity units
$0.0 - $0.2
2021
2022
2023
$1.3 - $1.7

Strong cash flows have reduced equity needs in plan; targeting low end of planned equity issuances in 2021

- Issued $1 billion in green bonds
- Strong investment-grade credit rating
  - Spin transaction is credit enhancing allowing FFO[1] / Debt[2] target to be lowered from 18% to ~16%
- $4.1 billion of available liquidity at end of 1Q 2021

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

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Two high-quality utilities operating in a constructive regulatory environment 1. UBS, December 2020 (50 states and Washington, D.C.) 9 7 9 18 9 8 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) 10-month rate cases supported by legislation; recovery mechanisms for renewables and gas infrastructure; 5-year distribution planning DTE Electric ROE 10.1% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 10.3% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 DTE Gas ROE Authorized ROE Earned ROE Authorized ROE Earned ROE

DTE Electric progressed on key initiatives; accelerating distribution and generation investments

Advanced our clean energy investments and plan to accelerate the modernization of our electric grid

- Progressed toward net zero carbon emissions target by 2050
- Accelerated voluntary renewables program to be one of the largest in the industry
  - 900 MW of commitments to date; 30,000 customers enrolled
- Announced commitment to build extensive electric vehicle charging network

Created regulatory certainty

- Delayed rate case filing with innovative plan to keep customer base rates unchanged through 2021
- Received approval to provide a one-time voluntary refund to further delay customer rate increases

Targeting 7% - 8% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in generation and distribution for clean and reliable energy
- Upgrading substations for load growth and to address aging infrastructure



Electric investment
(billions)
17%
$12
~$1
$2
$4
$5
$14
$2
$5
$7
2020 - 2024
previous plan
2021 - 2025
current plan
Distribution infrastructure
Base infrastructure
Renewables
Natural gas plant

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

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DTE Gas progressed on key initiatives; replacing aging infrastructure to reduce greenhouse gas emissions

Advanced our clean energy investments and upgrading and replacing aging infrastructure

- Targeting net zero greenhouse gas emissions by 2050
- Announced CleanVision Natural Gas Balance, the nation's first program to include both carbon offsets and renewable natural gas; executed agreement to secure forestry carbon offsets
- Progressed on major transmission renewal project
- Continued main renewal upgrades and operational improvements; completed 206 main renewal miles in 2020

Created regulatory certainty

- Rate case settlement in August supports investment plans

Targeting 9% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in main renewal, pipeline and transmission integrity and technology innovation



Gas investment
(billions)
$3.0
$1.4
$1.6
$3.5
$0.5
$1.4
$1.6
Additional opportunity
2020 - 2024 previous plan
2021 - 2025 current plan
Infrastructure renewal
Base infrastructure

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

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Midstream business off to strong start in 2021; well-positioned for future success

Continuing to deliver success in 2021

- ✓ Executing across all platforms
- ✓ Targeting strong financial metrics in 2021
  - Adjusted EBITDA[1] target of $710 - $750 million
  - ~4x debt / adjusted EBITDA; ~2x dividend coverage ratio[2]

Establishing best-in-class ESG agenda

- ✓ Announced net zero emissions target by 2050; among first in sector to establish this goal
- ✓ Establishing Board of Directors committed to ensuring that DTM is an ESG leader in the sector

Executing separation of midstream business

- ✓ Establishes DTM as an independent, natural gas midstream C-Corp
- ✓ Well-positioned with experienced leadership and unique, high-quality assets
- ✓ Building on history of disciplined organic growth, stable cash flows and solid, diversified counterparties

Key markets



Ontario
Northeast
Michigan Gathering
Gas Storage
Generation Pipeline
Millennium Pipeline
Bluestone
Birdsboro
Vector Pipeline
NEXUS Pipeline
Midwest
Link Lateral & Gathering
Mid-Atlantic & LNG
Southeast
Blue Union
LEAP
Texas
Florida
Louisiana & LNG

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. Subject to Midstream Board approval. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix

DTE 12

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 13 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 14 Gallup Great Workplace Award 9 consecutive years Inclusion of women-owned businesses in supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 15 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

Continuing the journey to provide clean and reliable energy to customers 1. Timing and mix subject to change 2. Majority retired in 2020 with remaining capacity planned to retire in 2021 16 Planned capacity additions 2020 – 20251 • Wind: 850 MW • Solar: 935 MW • Blue Water Energy Center: 1,100 MW Planned coal capacity retirements 2020 – 2025 • 2021 River Rouge: 272 MW2 • 2022 St. Clair: 1,065 MW • 2022 Trenton Channel: 495 MW Current renewable energy portfolio 1,800 MW capacity

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 17 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

A force for growth and prosperity in the Michigan communities we serve 1818 World class volunteerism improves our communities and contributes to employee engagement Consistently recognized as a top employer Our efforts include education and mentoring programs Partnering with a correctional facility to train inmates to become tree trimmers upon their release 1,700 high school and college students hired or sponsored in 2019, providing experience in different office or skilled trade careers 1,000 individuals with multiple barriers to employment committed to be hired over the next five years $11 billion purchased from Michigan businesses since 2010 34,000 local jobs have been created as a result of our investments into our communities 50 companies nationwide received this honor from Points of Light Only company in Michigan to be recognized Revitalizing neighborhoods and investing in communities DTE’s commitment to community involvement has led to increasing customer satisfaction ratings and DTE being named #1 utility in the “Civic 50” by Points of Light

Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 19

Health and safety of our people is a priority 20 • Multiple safety committees spanning all levels of the company providing input into seasonal safety plans, addressing unique challenges of each business unit • Regular employee safety training − Leading industry OSHA rate in 2020 with safest year on record − Established categories of highest risk work and include training on these activities in people’s daily work to mitigate risk of serious injuries − Embedded the concept in our culture that everyone at DTE is “200% accountable for safety” – 100% accountable for their own safety and 100% accountable for the safety of everyone around them • Received American Gas Association Safety Achievement Award for excellence in employee safety • Recognized in the top 2% of companies surveyed in company safety culture by the National Safety Council • Led the development of statewide COVID-19 prevention campaign aimed at young adults

Committed to diversity, equity and inclusion; creating an environment where all are welcome 21 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group 9 active employee resource groups that promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Governance framework provides shareholder rights and enables sustainable value creation 22 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 23

VISIT US: DTE INVESTOR RELATIONS 2020 ESG REPORT CORPORATE CITIZENSHIP HIGHLIGHTS

25 Appendix

2021 guidance DTE Electric $826 - $840 DTE Gas 202 - 212 Gas Storage & Pipelines 296 - 312 Power & Industrial Projects 147 - 163 Energy Trading 15 - 25 Corporate & Other (148) - (138) DTE Energy $1,338 - $1,414 Operating EPS $6.88 - $7.26 On track to achieve 2021 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 26 Guidance is with respect to the current consolidated pre-spin version of DTE; any post-spin guidance will be provided later in the process

Cash flow and capital expenditures guidance1 1. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Includes equity issued for employee benefit programs 3. Cash on hand from 2020 to be used for 2021 needs 27 2021 guidance Cash from operations2 $3.0 Capital expenditures (4.2) Free cash flow ($1.2) Dividends (0.8) Net cash ($2.0) Debt financing Issuances $2.1 Redemptions (0.5) Change in debt $1.6 Change in cash on hand ($0.4) 2021 guidance DTE Electric Base infrastructure $1,030 New generation 950 Distribution infrastructure 1,030 $3,010 DTE Gas Base infrastructure $325 Main renewal 295 $620 Non-utility $500 - $700 Total $4,130 - $4,330 (millions) Cash flow Capital expenditures (billions) 3

DTE Electric and DTE Gas regulatory update

DTE Electric

- General rate case final order (U-20561)
  - Effective: May 15, 2020
  - Rate recovery: $188 million
  - ROE: 9.9%
  - Capital structure: 50% equity, 50% debt
  - Rate base: $17.9 billion
- Renewable energy plan (U-18232)
  - Received order: July 2020
  - 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar)
- Alternative rate case strategy (U-20835)
  - Received order: April 2021
  - Delays rate case filing to October 2021 or later
- Voluntary renewable plan (U-20713)
  - Filed settlement: April 2021
  - Additional 420 MW in 2022; additional 380 MW from 2023 – 2025
  - Order expected: June 2021
- Innovative, one-time customer refund regulatory liability (U-20921)
  - Received order: December 2020
  - $30 million voluntary refund
- Securitization filing (U-21015)
  - Filed: March 2021
  - For River Rouge retirement and vegetation management program

DTE Gas

- General rate case filed February 2021 (U-20940)
  - Effective: January 1, 2022
  - Rate recovery: $195 million
  - ROE: 10.25%
  - Capital structure: 52% equity, 48% debt
  - Rate base: $5.6 billion
- Voluntary emissions offset plan (U-20839)
  - Received order: October 2020
  - Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG)
  - 95% of planned emissions reduction is carbon emissions
  - 5% of planned emissions reduction is RNG

Michigan Public Service Commission



Dan Scripps
Chair



Katherine Peretick
Commissioner



Tremaine Phillips
Commissioner

DTE
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Reconciliation of reported to operating earnings (non-GAAP) 29 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. DCF is calculated as Adjusted EBITDA less pre-tax interest expense, maintenance capital investment and cash taxes. For the midstream business, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. DCF is used in the calculation of dividend coverage ratios, which DTE Energy management believes is another meaningful performance measurement to disclose to midstream analysts and investors. Reconciliation of net income to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.